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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


DATE OF REPORT:     January 15, 1998
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                            Community West Bancshares
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


                                                             77-0446957
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(Commission File Number)                            (IRS Employer I.D. Number)


          5827 Hollister Avenue, Goleta, California             93117
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           (Address of principal executive offices)           (Zip Code)


                                 (805) 683-4944
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets.

          On October 30, 1997, Goleta National Bank (the "Bank"), Goleta Interim National Bank (the "Interim Bank"), and Community West Bancshares (the "Registrant") entered into a Plan of Reorganization and Consolidation Agreement which provided for the consolidation of the Bank with the Interim Bank, a wholly-owned subsidiary of the Registrant. On December 31, 1997, after obtaining approval of the corporate reorganization by the shareholders of the Bank, Interim Bank and the Registrant, and all applicable regulatory authorities, the reorganization was consummated. Consequently, effective December 31, 1997, pursuant to the terms of the Plan of Reorganization and Consolidation Agreement, the Bank became the wholly-owned subsidiary of the Registrant, the 1,540,658 issued and outstanding shares of the Bank's Common Stock were converted into 1,540,658 shares of the Registrant's Common Stock, all options and warrants to purchase the Bank's Common Stock were converted into options and warrants to purchase the Registrant's Common Stock, respectively, on a one-for-one basis, and the shareholders of the Bank became shareholders of the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          A. Financial Statements of Business Acquired.

          Financial statements of the Bank are not included in this initial report on Form 8-K pursuant to the provisions of Item 7(a)(4) of Form 8-K. Financial statements will be filed by Amendment to this Form 8-K on or before March 16, 1998.

          B. Pro Forma Financial Information.

          Pro Forma Financial Information are not included in this initial report on Form 8-K pursuant to the provisions of Item 7(b)(2) of Form 8-K. Pro Forma Financial Information will be filed by Amendment to this Form 8-K on or before March 16, 1998.

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               C.     Exhibits.
                      1.     Not applicable
                      2.     Plan of Reorganization and Consolidation Agreement
                      4.     Not applicable
                      16.    Not applicable
                      17.    Not applicable
                      20.    Not applicable
                      23.    Not applicable
                      24.    Not applicable
                      27.    Not applicable
                      99.    Not applicable


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMUNITY WEST BANCSHARES


Date: January 15, 1998                      /s/ C. Randy Shaffer
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                                            C. Randy Shaffer
                                            Executive Vice President
                                            and Chief Financial Officer